SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):     June 25, 2002

SIGMA-ALDRICH CORPORATION

________________________________________________

(Exact name of registrant as specified in its charter and issuer of the securities held pursuant to the plan)

SIGMA-ALDRICH CORPORATION 401(K) RETIREMENT SAVINGS PLAN

______________________________________________________________________________

(Full title of the plan and the address of the plan, if different from that of the issuer named above)

Delaware	000-8135	43-1050617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street, St. Louis, Missouri	63103
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (314) 771-5765

Item 5. Other Events.

On June 25, 2002, the Sigma-Aldrich Corporation 401(k) Retirement Savings Plan (the "Plan"), based on the recommendation of the Audit Committee of the Board of Directors of Sigma-Aldrich Corporation, dismissed Arthur Andersen LLP ("Andersen") as the Plan's independent public accountants and engaged KPMG LLP ("KPMG") to serve as the Plan's independent public accountants for the fiscal year 2002, effective immediately.

Andersen's reports on the Plan's consolidated financial statements as of and for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2001 and 2000 and through June 25, 2002, there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Plan's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Plan requested Andersen to furnish a letter addressed to the Securities and Exchange Commission stating that Andersen agrees with the statements made above by the Plan. A copy of this letter addressed to the Securities and Exchange Commission, dated June 27, 2002, is filed as Exhibit 16 to this Current Report on Form 8K.

During the years ended December 31, 2001 and 2000 and through June 25, 2002, the Plan did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

            (c)    Exhibits.

                    See Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                        SIGMA-ALDRICH CORPORATION
                                                                                        401(K) RETIREMENT SAVINGS PLAN

                                                                                        By: /s/ Larry Roeder
                                                                                            Larry Roeder, Director of Treasury & Benefits

Date:     June 28, 2002

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.

Exhibit	Description
16	Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 27, 2002.

Exhibit 16

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

June 27, 2002

Dear Sir/Madam:

The representations made in this letter are based solely on discussions and representations from the engagement partner and manager on the audits of the financial statements of this registrant for the two most recent fiscal years. Those individuals are no longer with Arthur Andersen LLP.

We have read the first, second, third and fourth paragraphs of Item 5 included in the Form 8-K dated June 25, 2002, of Sigma-Aldrich Corporation 401(k) Retirement Savings Plan to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP

Copy to:
Larry Roeder, Director of Treasury & Benefits,
Sigma-Aldrich Corporation 401(k) Retirement Savings Plan